Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013,

as supplemented to date

Broad Cap Value Income Fund.

Effective immediately, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to Barrow, Hanley, Mewhinney & Strauss LLC. The portfolio management disclosure pertaining to Messrs. James Barrow, Robert Chambers, Timothy Culler and Ray Nixon, Jr. is hereby deleted in its entirety and supplemented with the following information as follows:

Name	Portfolio Manager of the Fund Since	Title
Michael Nayfa	2014	Assistant Portfolio Manager
Terry Pelzel	2014	Assistant Portfolio Manager

Please retain this supplement for future reference.

Date: May 12, 2014